UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04521

T. Rowe Price State Tax-Free Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: February 28

Date of reporting period: August 31, 2022

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Maryland Tax-Free Money Fund	August 31, 2022
TMDXX	Investor Class
TWNXX	I Class
T. ROWE PRICE Maryland Tax-Free Money Fund

HIGHLIGHTS

■	The tax-exempt bond market experienced a significant downturn amid a surge in Treasury yields during the six-month period ended August 31, 2022.

■	The Maryland Tax-Free Bond Fund and the Maryland Short-Term Tax-Free Bond Fund produced negative results over the six-month period. The Maryland Tax-Free Money Fund produced positive results as money market rates increased.

■	Maryland is rated AAA with a stable outlook by all three of the major credit rating agencies.

■	We believe that strong credit fundamentals for many issuers should leave tax-exempt bonds generally well positioned for tenuous economic conditions.

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Market Commentary

Dear Shareholder

Major stock and bond indexes produced sharply negative results during the first half of your fund’s fiscal year, the six-month period ended August 31, 2022, as investors contended with geopolitical turmoil, persistently high inflation, tightening financial conditions, and slowing growth.

Equity markets struggled during the period, with most major benchmarks finishing in the red. Higher interest rates caused investors to place less value on a company’s future earnings, punishing high-growth areas of the market in particular. Within the large-cap S&P 500 Index, nearly all sectors declined, with communication services, financials, consumer discretionary, and information technology faring worst. Energy and utilities were the only bright spots as oil prices jumped in response to Russia’s invasion of Ukraine and as investors turned toward traditionally defensive sectors amid mounting recession fears.

Inflation remained the leading concern for investors throughout the period. The war in Ukraine exacerbated already existing supply chain problems, and other factors, such as the impact of the fiscal and monetary stimulus enacted during the pandemic, exerted upward pressure on consumer demand and prices. Near the end of the period, some measures of inflation, such as the consumer price index (CPI), seemed to be retreating from recent peaks. The July CPI report (the last to be issued during our reporting period) showed that prices remained unchanged from the prior month, although the index reading was up 8.5% on a year-over-year basis.

In an attempt to tame runaway inflation, the Federal Reserve rapidly enacted a hawkish monetary playbook, raising rates for the first time since late 2018 and enacting a total of four rate increases in quick succession. The policy moves included hikes of 25, 50, 75, and 75 basis points, lifting the Fed’s policy rate from near zero at the beginning of the period to a range of 2.25% to 2.50% by period-end. In addition, the central bank began reducing its holdings of U.S. Treasuries and mortgage-backed securities in June. Near the end of the period, hawkish comments from central bank officials—including Fed Chair Jerome Powell at the Kansas City Fed’s annual Jackson Hole economic symposium—indicated that they would be willing to risk causing a recession by raising rates and keeping them at a higher level in order to bring inflation down.

U.S. Treasury yields rose across the yield curve as the market reacted to the Fed’s hawkish turn. Yields of shorter-maturity Treasuries increased the most during the period, with the two-year Treasury note yield rising to its highest level since 2007. By the end of the period, the 2-year/10-year segment of the yield curve was inverted, which historically has been considered an indicator of a coming recession.

The rising yield environment weighed on returns across the fixed income universe. Municipal bonds were pressured by higher Treasury yields, but the tax-free sector held up better than Treasuries during the period. Although municipals experienced outflows, a drop in new issuance amid higher borrowing costs provided technical support. Driven by signs of a slowing economy, lower-rated municipal debt generally underperformed.

We continue to live and invest in an unprecedented macroeconomic environment. The bear market in the U.S. is particularly unusual in that it is taking place in conjunction with a tight labor market featuring record-high job openings and historically low unemployment. Looking ahead, investors are likely to remain focused on whether the Fed can achieve a soft landing by taming inflation without sending the economy into recession. Outside the U.S., we believe that the probability of a recession is higher due to the implications of the Russian invasion of Ukraine, soaring energy prices, and persistent inflation. In our view, this environment makes skilled active management a critical tool for identifying risks and opportunities. Our investment teams will continue to use fundamental research to identify companies that can add value to your portfolio over the long term.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps

CEO and President

Management’s Discussion of Fund Performance

MARYLAND TAX-FREE MONEY FUND

INVESTMENT OBJECTIVE

The fund seeks to provide preservation of capital, liquidity, and, consistent with these objectives, the highest level of income exempt from federal and Maryland state and local income taxes.

FUND COMMENTARY

How did the fund perform in the past six months?

The Maryland Tax-Free Money Fund returned 0.18% for the six months ended August 31, 2022, compared with 0.23% for the Lipper Other States Tax-Exempt Money Market Funds Average. (Returns for I Class shares may vary slightly, reflecting their different fee structure. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Tax-free money market yields rose during the six-month period in response to interest rate hikes by the Federal Reserve to fight high inflation. Substantial outflows from municipal bond funds industrywide added upward pressure on yields, as portfolio managers were occasionally forced to sell meaningful amounts of short-maturity holdings to satisfy redemptions.

Coupled with a generally light supply of municipal securities on primary dealers’ balance sheets, below-average issuance levels helped to mitigate these technical strains, with solid fiscal conditions for most municipalities and higher borrowing costs keeping many issuers on the sidelines.

In this environment, AAA rated one-year municipal yields climbed to 2.21% from 0.81% over the reporting period, while securities with seven-day maturities rose to 1.51% from 0.20%.

How is the fund positioned?

Variable rate demand notes, which are very short-maturity (one to seven day) securities, represented the portfolio’s largest position in absolute terms at the end of the period. These securities can quickly reprice during a period of rising rates, which should be beneficial for the fund. The portfolio’s weighted average maturity finished slightly higher than it was six months ago as we rotated toward longer maturities that offered higher yields later in the period.

Credit quality continues to play a significant part in our security selection. At the end of the period, our largest sector allocations were to housing and health care revenue debt as well as local general obligation securities. Some prominent positions in the portfolio included Howard Hughes Medical Institute, Montgomery County, and Johns Hopkins University. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

What is portfolio management’s outlook?

Inflation remained at multi-decade highs at period-end, leading the Fed to signal additional monetary policy tightening in the months ahead and an intent to keep its policy interest rate elevated for an extended period. Despite decidedly hawkish messaging from Fed officials, economic crosscurrents—including continued tightness in the U.S. labor market, slowing global growth, and geopolitical risks to commodities prices—pose uncertainty to Fed policy over the next year, which could keep interest rate volatility elevated.

Consequently, we are pursuing a balanced strategy that, in our view, will allow the fund to take advantage of higher yields on longer maturities, while still maintaining adequate flexibility through short-term holdings to respond quickly to changes in the market outlook.

As always, we remain committed to managing a high-quality, diversified portfolio focused on liquidity and stability of principal, which we deem of utmost importance to our shareholders.

MARYLAND SHORT-TERM TAX-FREE BOND FUND

INVESTMENT OBJECTIVE

The fund seeks to provide the highest level of income exempt from federal and Maryland state and local income taxes consistent with modest fluctuation in principal value.

FUND COMMENTARY

How did the fund perform in the past six months?

The Maryland Short-Term Tax-Free Bond Fund returned -1.18% for the six months ended August 31, 2022, outperforming the Lipper Short Municipal Debt Funds Average, which returned -1.31%. (Returns for I Class shares varied slightly, reflecting their different fee structure. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Shorter-maturity municipal bonds faced headwinds from higher Treasury yields and industrywide outflows during the six-month period, but they significantly outperformed longer-term municipals.

Within the portfolio, interest rate management aided results, due primarily to our positioning on the yield curve. Our overweight to five-year maturities was beneficial as yields in that portion of the curve increased less than yields at the front end of the curve. We entered the period with a shorter overall duration posture than our peers, but we extended the fund’s duration as we were able to add longer-maturity bonds at attractive valuations.

The fund also benefited from allocations within the revenue sector, including an overweight to continuing care retirement communities (CCRCs) and underweights to industrial revenue and prepaid gas securities. However, security selection was an offsetting factor as our positions in CCRCs and hospitals underperformed.

How is the fund positioned?

We continue to favor revenue bonds over general obligation (GO) debt in the portfolio, reflecting our preference for bonds backed by dedicated revenue streams, which typically offer higher yields than other areas of the municipal market. However, it has been challenging to find opportunities in revenue debt in Maryland in the short- to intermediate-term municipal market. As a result, we added to our allocation to local GO bonds over the past six months, and the segment represented the fund’s largest allocation at the sector level at the end of the period.

Within the revenue sector, the health care segment represents our largest position in absolute terms and relative to the benchmark. We are focused on hospital systems with strong management teams that have the ability to respond to increasing labor costs. Nonprofit hospitals built up solid balance sheets before the coronavirus crisis and have since received significant federal aid, which we believe will provide financial stability going forward.

Notable purchases during the period included local GO bonds from Anne Arundel County, while in the health care sector we added bonds issued for the University of Maryland Medical Center. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

We also added to our position in bonds from Puerto Rico, which provide income that is tax-exempt in all 50 states. The commonwealth successfully exited bankruptcy during the period, and we believe the fundamental backdrop for the island’s debt is solid.

The fund remains a high-quality portfolio, with just over 60% of its assets invested in AAA or AA securities. As we entered September, valuations in the front end of the municipal market reached very attractive levels, and as a result, we will be focused on adding higher-yielding bonds to the portfolio as they become available.

What is portfolio management’s outlook?

Municipal bonds, like most fixed income sectors, have struggled considerably this year in the face of elevated macroeconomic uncertainty and rapid monetary tightening, with additional pressures resulting from significant redemption activity industrywide. While this environment has brought disappointing results for most bondholders, we feel that the municipal market’s sharp downturn has unlocked compelling value for long-term investors. Moreover, we believe that strong credit fundamentals for many issuers should leave tax-exempt bonds generally well positioned for tenuous economic conditions.

Despite more attractive valuations and a solid fundamental backdrop, industrywide fund flows have failed to sustain positive momentum in recent months, and we see potential for net flows to remain volatile through year-end. Further volatility in interest rates is also expected as investors weigh a likely slowdown in economic activity and moderating inflation against the Fed’s commitment to continued monetary tightening.

As we navigate these crosscurrents, we are taking a selective approach toward bond structures and maintaining an emphasis on bottom-up credit factors. As always, we are striving to stay risk aware and disciplined in our investment process, which we believe will serve the fund’s shareholders well.

MARYLAND TAX-FREE BOND FUND

INVESTMENT OBJECTIVE

The fund seeks to provide, consistent with prudent portfolio management, the highest level of income exempt from federal and Maryland state and local income taxes by investing primarily in investment-grade Maryland municipal bonds.

FUND COMMENTARY

How did the fund perform in the past six months?

The Maryland Tax-Free Bond Fund returned -6.51% for the six months ended August 31, 2022, underperforming the Lipper Maryland Municipal Debt Funds Average, which returned -6.23%. (Returns for I Class shares varied slightly, reflecting their different fee structure. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

The tax-exempt bond market faced a historically difficult period over the past six months amid a surge in Treasury yields, and the sharp rise in interest rates also weighed on your fund’s total returns.

In terms of interest rate management, our longer relative duration detracted from performance amid the rising rate environment. Our overweight in bonds with maturities of 20 years and longer also was a negative factor. We have had a longtime preference for these securities because of their attractive risk/return characteristics, but they were among the weakest performers during the past six months as longer-term yields increased.

Relative to our national benchmark, the fund’s overall overweight to revenue-backed debt as well as allocations within the revenue subsectors hampered results. Overweights to health care, education, and transportation hurt performance.

On the positive side, security selection contributed to relative performance, led by our positioning in housing, transportation, and health care bonds.

How is the fund positioned?

Within the revenue sector, health care, education, and transportation were our largest allocations at period-end and represented over half of the fund’s net assets. Although recent performance in these sectors was hurt by a widening of credit spreads amid record outflows from the tax-exempt asset class, we continue to believe that securities in these sectors offer superior incremental yield along with strong fundamental credit profiles.

We increased the fund’s allocation to housing bonds, specifically our allocation to housing planned amortization class (PAC) bonds, during the period. We believe these securities offer attractive yield for high-quality assets with shorter average maturities. Another notable purchase was Maryland Purple Line bonds in the transportation sector. We also added to our position in bonds from Puerto Rico, which provide income that is tax-exempt in all 50 states. The commonwealth successfully exited bankruptcy during the period, and we believe the fundamental backdrop for the island’s debt is solid. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

During the market downturn, portfolio turnover increased as we were focused on increasing yield in the portfolio, primarily through highly rated securities. About 46% of the portfolio consisted of AAA and AA rated bonds at period-end, but we continue to overweight A and BBB rated debt. We believe these lower-rated investment-grade segments are an area where our credit research team can help us find appropriate investment opportunities that offer incremental risk-adjusted yield. We also maintain a position in below investment-grade and unrated bonds.

Maryland’s credit rating—AAA with a stable outlook from all three major rating agencies—was unchanged during the period. The state has maintained strong performance through the pandemic and finished fiscal year (FY) 2022 with a surplus of about $4.6 billion. Maryland passed a $61 billion budget in April 2022. The FY2023 budget projects a $211 million surplus and a rainy day fund balance of $2.4 billion (7% of general fund revenues).

Maryland has a long history of responsible stewardship and prudent financial management, but, unfavorably, the state’s pension system was only funded at 82% on an actuarial basis, according to the most recent data. Maryland is currently funding its actuarially required contribution, but this has not always been the case. Although net pension liability growth has slowed, Maryland still faces heavy unfunded liabilities for its pension plans compared with other AAA rated states. We are closely monitoring Maryland’s progress in this regard.

What is portfolio management’s outlook?

Municipal bonds, like most fixed income sectors, have struggled considerably this year in the face of elevated macroeconomic uncertainty and rapid monetary tightening, with additional pressures resulting from significant redemption activity industrywide. While this environment has brought disappointing results for most bondholders, we feel that the municipal market’s sharp downturn has unlocked compelling value for long-term investors. Moreover, we believe that strong credit fundamentals for many issuers should leave tax-exempt bonds generally well positioned for tenuous economic conditions.

Despite more attractive valuations and a solid fundamental backdrop, industrywide fund flows have failed to sustain positive momentum in recent months, and we see potential for net flows to remain volatile through year-end. Further volatility in interest rates is also expected as investors weigh a likely slowdown in economic activity and moderating inflation against the Fed’s commitment to continued monetary tightening.

As we navigate these crosscurrents, we are taking a selective approach toward bond structures and maintaining an emphasis on bottom-up credit factors. As always, we are striving to stay risk aware and disciplined in our investment process, which we believe will serve the fund’s shareholders well.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING IN A RETAIL MONEY MARKET FUND

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

RISKS OF INVESTING IN FIXED INCOME SECURITIES

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. The fund is less diversified than one investing nationally. Some income may be subject to state and local taxes and the federal alternative minimum tax.

BENCHMARK INFORMATION

Note: Bloomberg®, the Bloomberg 1–3 Year Municipal Bond Index, and the Bloomberg Municipal Bond Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”) and have been licensed for use for certain purposes by T. Rowe Price. Bloomberg is not affiliated with T. Rowe Price, and Bloomberg does not approve, endorse, review, or recommend its products. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to its products.

Note: Copyright © 2022 Fitch Ratings, Inc., Fitch Ratings Ltd. and its subsidiaries.

Note: Portions of the mutual fund information contained in this report were supplied by Lipper, a Refinitiv Company, subject to the following: Copyright 2022 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

Note: © 2022, Moody’s Corporation, Moody’s Investors Service, Inc., Moody’s Analytics, Inc. and/or their licensors and affiliates (collectively, “Moody’s”). All rights reserved. Moody’s ratings and other information (“Moody’s Information”) are proprietary to Moody’s and/or its licensors and are protected by copyright and other intellectual property laws. Moody’s Information is licensed to Client by Moody’s. MOODY’S INFORMATION MAY NOT BE COPIED OR OTHERWISE REPRODUCED, REPACKAGED, FURTHER TRANSMITTED, TRANSFERRED, DISSEMINATED, REDISTRIBUTED OR RESOLD, OR STORED FOR SUBSEQUENT USE FOR ANY SUCH PURPOSE, IN WHOLE OR IN PART, IN ANY FORM OR MANNER OR BY ANY MEANS WHATSOEVER, BY ANY PERSON WITHOUT MOODY’S PRIOR WRITTEN CONSENT. Moody’s (R) is a registered trademark.

Note: Copyright © 2022, S&P Global Market Intelligence (and its affiliates, as applicable). Reproduction of any information, data or material, including ratings (“Content”) in any form is prohibited except with the prior written permission of the relevant party. Such party, its affiliates and suppliers (“Content Providers”) do not guarantee the accuracy, adequacy, completeness, timeliness or availability of any Content and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such Content. In no event shall Content Providers be liable for any damages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with any use of the Content. A reference to a particular investment or security, a rating or any observation concerning an investment that is part of the Content is not a recommendation to buy, sell or hold such investment or security, does not address the appropriateness of an investment or security and should not be relied on as investment advice. Credit ratings are statements of opinions and are not statements of fact.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIOS

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses

The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

QUARTER-END RETURNS

Periods Ended 6/30/22	SEC Yield (7-Day Simple)[ab]	SEC Yield (7-Day Simple)– Unsubsidized	1 Year	5 Years	10 Years	Since Inception	Inception Date
Maryland Tax-Free Money Fund	0.50%	0.17%	0.07%	0.55%	0.29%	–	–
Maryland Tax-Free Money Fund– I Class	0.67	0.44	0.12	–	–	0.61%	7/6/17
Maryland Short-Term Tax-Free Bond Fund	–	–	-2.15	0.51	0.56	–	–
Maryland Short-Term Tax-Free Bond Fund– I Class	–	–	-2.05	–	–	0.64	7/6/17
Maryland Tax-Free Bond Fund	–	–	-8.83	1.26	2.27	–	–
Maryland Tax-Free Bond Fund– I Class	–	–	-8.84	–	–	1.37	7/6/17

The funds' performance information represents only past performance and is not necessarily an indication of future results. Current performance may be lower or higher than the performance data cited. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance, please visit our website (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132 or, for I Class shares, 1-800-638-8790.

This table provides returns net of expenses through the most recent calendar quarter-end rather than through the end of the funds' fiscal period. It shows how the funds would have performed each year if their actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns. A money fund's yield more closely represents its current earnings than does the total return.

[a]The fund operates under contractual expense limitations that expire on June 30, 2023. Please see the prospectus for more details.

(Unaudited)

The accompanying notes are an integral part of these financial statements.

(Unaudited)

The accompanying notes are an integral part of these financial statements.

August 31, 2022 (Unaudited)

PORTFOLIO OF INVESTMENTS‡

(Amounts in 000s)

	Par	$ Value
NON-FINANCIAL COMPANY COMMERCIAL PAPER 6.3%		
Harris County Cultural Ed. Fac. Fin. Series C-2, TECP, 1.25%, 9/1/22	1,900	1,900
Maryland HHEFA, Johns Hopkins Health Systems Series B, TECP, Series B, 1.87%, 9/9/22	5,000	5,000
Total Non-Financial Company Commercial Paper (Cost $6,900)		**6,900**
OTHER MUNICIPAL SECURITY 33.7%		
Anne Arundel County, GO, 5.00%, 10/1/22	3,300	3,310
Baltimore City Municipal Water Fin. Auth., Water Project, Tender Option Bond Trust Receipts, Series 2016-XM0391, VRTR, 1.70%, 9/8/22 (1)	3,600	3,600
Baltimore County, BAN, GO, 4.00%, 3/24/23	2,235	2,272
Baltimore County, Metropolitan Dist. 78th Issue, GO, 5.00%, 2/1/23	400	404
Baltimore County, Metropolitan Dist. Bonds, Tender Option Bond Trust Receipts, Series 2018-XF0642, GO, VRTR, 1.70%, 9/8/22 (1)	200	200
Baltimore County, Metropolitan Dist. Bonds, Tender Option Bond Trust Receipts, Series 2018-XF0682, GO, VRTR, 1.72%, 9/8/22 (1)	200	200
Carroll County, GO, 5.00%, 11/1/22	1,100	1,109
Charles County, GO, 4.00%, 2/1/23	110	111
Charles County, GO, 5.00%, 10/1/22	1,250	1,255
Harford County, Series A, GO, 5.00%, 10/1/22	3,750	3,764
Harford County, Series B, GO, 5.00%, 2/1/23	485	492
Maryland, Series A, GO, 5.00%, 3/15/23	100	102
Maryland, Series A, GO, 5.00%, 8/1/23	450	461
Maryland, Series B, GO, 5.00%, 8/1/23	100	103
Maryland, Series C, GO, 5.00%, 8/1/23	1,135	1,172
Maryland DOT, 4.00%, 9/1/22	2,500	2,500
Maryland DOT, 5.00%, 9/1/22	2,000	2,000
Maryland DOT, 5.00%, 10/1/22	150	151
Maryland DOT, 5.00%, 2/15/23	175	178
Maryland DOT, 5.00%, 5/1/23	145	148
Maryland Transportation Auth., Series A, 5.00%, 7/1/23	1,500	1,545
Montgomery County, Trinity Health Credit Group, Series 2013MD, VR, 1.35%, 12/1/22 (Tender) (2)	5,250	5,250
Prince George's County, Consolidated Public Improvement, Series A, GO, 5.00%, 7/15/23	2,025	2,089
Prince George's County, Consolidated Public Improvement, Series B, GO, 5.00%, 7/15/23	225	232

Prince George's County, Univ. of Maryland Capital Region Medical Center, Tender Option Bond Trust Receipts, Series XG0214, COP, VRTR, 1.75%, 9/8/22 (1)	1,600	1,600
Univ. System of Maryland, Series A, 5.00%, 4/1/23	100	102
Washington Suburban Sanitary Commission, 5.00%, 6/1/23	2,275	2,337
Total Other Municipal Security (Cost $36,687)		**36,687**

VARIABLE RATE DEMAND NOTES 62.4%

City of Valdez, Exxon Pipeline Project, Series B, VRDN, 1.00%, 9/1/22	150	150
City of Valdez, Exxon Pipeline Project, Series C, VRDN, PCR, 1.00%, 9/1/22	300	300
Connecticut State HEFA, Yale University, Series A-2, VRDN, 1.40%, 9/8/22	2,400	2,400
Harris County Health Fac. Dev., Methodist Hosp. Sys., Series A-1, VRDN, 1.15%, 9/1/22	375	375
Harris County Health Fac. Dev., Methodist Hosp. Sys., Series A-2, VRDN, 1.15%, 9/1/22	2,400	2,400
Jackson County, Chevron USA Project, VRDN, PCR, 1.00%, 9/1/22	800	800
Jackson County, Chevron USA Project, VRDN, PCR, 1.06%, 9/1/22 (3)	100	100
Maryland CDA, Multi-Family, Fort Washington, Series A, VRDN, 1.49%, 9/8/22 (3)	4,990	4,990
Maryland CDA, Multi-Family, Kirkwood Housing, Series G, VRDN, 1.67%, 9/8/22	4,225	4,225
Maryland CDA, Multi-Family, Park View, Cantonsville, Series B, VRDN, 1.72%, 9/8/22 (3)	4,750	4,750
Maryland CDA, Residential, Series G, VRDN, 1.73%, 9/8/22 (3)	3,845	3,845
Maryland CDA, Residential, Series J, VRDN, 1.73%, 9/8/22 (3)	1,245	1,245
Maryland Economic Dev., Howard Hughes Medical, Series A, VRDN, 1.40%, 9/8/22	5,040	5,040
Maryland HHEFA, Johns Hopkins Univ., Series A, VRDN, 1.64%, 9/8/22	5,000	5,000
Maryland HHEFA, Pooled Loan Program, Series A, VRDN, 1.43%, 9/8/22	4,250	4,250
Maryland HHEFA, Pooled Loan Program, Series B, VRDN, 1.48%, 9/8/22	400	400
Maryland HHEFA, Univ. of Maryland Medical System, Series D, VRDN, 1.02%, 9/1/22	1,855	1,855
Maryland Stadium Auth., Football Stadium, VRDN, 1.66%, 9/8/22	1,025	1,025
Maryland Transportation Auth., BWI Airport Passenger Fac., Series C, VRDN, 1.74%, 9/8/22 (3)	2,260	2,260
Mississippi Business Fin., Chevron USA Project, Series B, VRDN, PCR, 1.00%, 9/1/22	900	900

Missouri HEFA, Washington Univ., Series C, VRDN, 1.15%, 9/1/22	200	200
Montgomery County, Series E, GO, VRDN, 1.03%, 9/1/22	5,010	5,010
Montgomery County Housing Opportunities Commission, Series B, VRDN, 1.71%, 9/8/22 (3)	395	395
Montgomery County Housing Opportunities Commission, Series C, VRDN, 1.67%, 9/8/22	1,700	1,700
Montgomery County Housing Opportunities Commission, Series D, VRDN, 1.67%, 9/8/22	3,000	3,000
Montgomery County Housing Opportunities Commission, Housing Dev., Series A, VRDN, 1.68%, 9/8/22	3,930	3,930
Murray City, IHC Health Services, Sys, Series C, VRDN, 0.93%, 9/1/22	2,400	2,400
New York City Municipal Water Fin., Auth., Series DD 3B, VRDN, 1.15%, 9/1/22	850	850
Oregon Fac. Auth., Peace Health, Series A, VRDN, 1.15%, 9/1/22	300	300
Saint Charles Parish, Shell Oil Norco Project, Series B, VRDN, PCR, 1.07%, 9/1/22	1,300	1,300
Washington Suburban Sanitary Commission, Series B-3, BAN, VRDN, 1.47%, 9/8/22	1,630	1,630
Washington Suburban Sanitary Commission, Series B-4, BAN, VRDN, 1.47%, 9/8/22	1,025	1,025
Total Variable Rate Demand Notes (Cost $68,050)		**68,050**
Total Investments in Securities 102.4% of Net Assets (Cost $111,637)		**$ 111,637**

‡ Par is denominated in U.S. dollars unless otherwise noted.

(1) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total value of such securities at period-end amounts to $5,600 and represents 5.1% of net assets.

(2) When-issued security

(3) Interest subject to alternative minimum tax.

BAN Bond Anticipation Note
CDA Community Development Administration/Authority
COP Certificate of Participation
DOT Department of Transportation
GO General Obligation
HEFA Health & Educational Facility Authority
HHEFA Health & Higher Educational Facility Authority
PCR Pollution Control Revenue
TECP Tax-Exempt Commercial Paper

The accompanying notes are an integral part of these financial statements.

August 31, 2022 (Unaudited)

The accompanying notes are an integral part of these financial statements.

(Unaudited)

The accompanying notes are an integral part of these financial statements.

(Unaudited)

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price State Tax-Free Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Maryland Tax-Free Money Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks to provide preservation of capital, liquidity, and, consistent with these objectives, the highest level of income exempt from federal and Maryland state and local income taxes. The fund intends to operate as a retail money market fund and has the ability to impose liquidity fees on redemptions and/or temporarily suspend redemptions. The fund has two classes of shares: the Maryland Tax-Free Money Fund (Investor Class) and the Maryland Tax-Free Money Fund–I Class (I Class). I Class shares require a $500,000 initial investment minimum, although the minimum generally is waived or reduced for financial intermediaries, eligible retirement plans, and certain other accounts. Prior to November 15, 2021, the initial investment minimum was $1 million and was generally waived for financial intermediaries, eligible retirement plans, and other certain accounts. As a result of the reduction in the I Class minimum, certain assets transferred from the Investor Class to the I Class. This transfer of shares from Investor Class to I Class is reflected in the Statement of Changes in Net Assets within the Capital shares transactions as Shares redeemed and Shares sold, respectively. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared by each class daily and paid monthly. A capital gain distribution, if any, may also be declared and paid by the fund annually.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares.

Capital Transactions Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by T. Rowe Price Associates, Inc., or its agents.

New Accounting Guidance The FASB issued Accounting Standards Update (ASU), ASU 2020–04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting in March 2020 and ASU 2021-01 in January 2021 which provided further amendments and clarifications to Topic 848. These ASUs provide optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR), and other interbank-offered based reference rates, through December 31, 2022. Management intends to rely upon the relief provided under Topic 848, which is not expected to have a material impact on the fund’s financial statements.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures, including the comparison of amortized cost to market-based value, and approves all fair value determinations. Specifically, the Valuation Committee establishes policies and procedures used in valuing financial instruments, including those which cannot be valued in accordance with normal procedures; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the pricing process to ensure policies and procedures are being followed; and provides guidance on internal controls and valuation-related matters. The Valuation Committee provides periodic reporting to the Board on valuation matters.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs (including the fund’s own assumptions in determining fair value)

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

In accordance with Rule 2a-7 under the 1940 Act, the fund values its securities at amortized cost, which approximates fair value. Securities for which amortized cost is deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee, in accordance with fair valuation policies and procedures. On August 31, 2022, all of the fund’s financial instruments were classified as Level 2 in the fair value hierarchy.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund invests in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

When-Issued Securities The fund enters into when-issued purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, an authorized but not yet issued security for a fixed unit price, with payment and delivery not due until issuance of the security on a scheduled future date. When-issued securities may be new securities or securities issued through a corporate action, such as a reorganization or restructuring. Until settlement, the fund maintains liquid assets sufficient to settle its commitment to purchase a when-issued security or, in the case of a sale commitment, the fund maintains an entitlement to the security to be sold. Amounts realized on when-issued transactions are included in realized gain/loss on securities in the accompanying financial statements.

LIBOR Transition The fund may invest in instruments that are tied to reference rates, including LIBOR. Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offered rates (IBOR). While publication for most LIBOR currencies and lesser-used USD LIBOR settings ceased immediately after December 31, 2021, remaining USD LIBOR settings will continue to be published until June 30, 2023. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. Any potential effects of the transition away from LIBOR on the fund, or on certain instruments in which the fund invests, cannot yet be determined. The transition process may result in, among other things, an increase in volatility or illiquidity of markets for instruments that currently rely on LIBOR, a reduction in the value of certain instruments held by the fund, or a reduction in the effectiveness of related fund transactions such as hedges. Any such effects could have an adverse impact on the fund’s performance.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of February 28, 2022, the fund had $5,000 of available capital loss carryforwards.

At August 31, 2022, the cost of investments for federal income tax purposes was $111,637,000.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee equal to 0.19% of the fund’s average daily net assets. The fee is computed daily and paid monthly.

The Investor Class is subject to a contractual expense limitation through the expense limitation date indicated in the table below. During the limitation period, Price Associates is required to waive its management fee or pay any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement) that would otherwise cause the class’s ratio of annualized total expenses to average net assets (net expense ratio) to exceed its expense limitation. The class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s net expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time such amounts were waived; or (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

The I Class is also subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

Pursuant to these agreements, expenses were waived/paid by and/or repaid to Price Associates during the six months ended August 31, 2022 as indicated in the table below. Including these amounts, expenses previously waived/paid by Price Associates in the amount of $614,000 remain subject to repayment by the fund at August 31, 2022. Any repayment of expenses previously waived/paid by Price Associates during the period would be included in the net investment income and expense ratios presented on the accompanying Financial Highlights.

Price Associates may voluntarily waive all or a portion of its management fee and reimburse operating expenses to the extent necessary for the fund to maintain a zero or positive net yield (voluntary waiver). This voluntary waiver is in addition to the contractual expense limit in effect for the fund. Any amounts waived/paid by Price Associates under this voluntary agreement are not subject to repayment by the fund. Price Associates may amend or terminate this voluntary arrangement at any time without prior notice. For the six months ended August 31, 2022, expenses waived/paid totaled $3,000.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the six months ended August 31, 2022, expenses incurred pursuant to these service agreements were $52,000 for Price Associates and $24,000 for T. Rowe Price Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. Purchases and sales cross trades aggregated $1,500,000 and $0, respectively, with net realized gain of $0 for the six months ended August 31, 2022.

NOTE 6 - OTHER MATTERS

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. Since 2020, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets.

In February 2022, Russian forces entered Ukraine and commenced an armed conflict leading to economic sanctions being imposed on Russia and certain of its citizens, creating impacts on Russian-related stocks and debt and greater volatility in global markets. These are recent examples of global events which may have an impact on the fund’s performance, which could be negatively impacted if the value of a portfolio holding were harmed by these and such other events. Management is actively monitoring the risks and financial impacts arising from these events.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) each month on Form N-MFP. The fund’s reports on Form N-MFP are available on the SEC’s website (sec.gov). In addition, most T. Rowe Price funds disclose their portfolio holdings information on troweprice.com.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment adviser, T. Rowe Price Associates, Inc. (Adviser). In that regard, at a meeting held on March 7–8, 2022 (Meeting), the Board, including all of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Adviser was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Adviser about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Adviser

The Board considered the nature, quality, and extent of the services provided to the fund by the Adviser. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Adviser’s senior management team and investment personnel involved in the management of the fund, as well as the Adviser’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Adviser.

Investment Performance of the Fund

The Board took into account discussions with the Adviser and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s total returns for various periods through December 31, 2021, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including relative performance information as of September 30, 2021, supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale

The Board reviewed detailed information regarding the revenues received by the Adviser under the Advisory Contract and other direct and indirect benefits that the Adviser (and its affiliates) may have realized from its relationship with the fund. In considering soft-dollar arrangements pursuant to which research may be received from broker-dealers that execute the fund’s portfolio transactions, the Board noted that the Adviser bears the cost of research services for all client accounts that it advises, including the T. Rowe Price funds. The Board received information on the estimated costs incurred and profits realized by the Adviser from managing the T. Rowe Price funds. While the Board did not review information regarding profits realized from managing the fund in particular because the fund had either not achieved sufficient portfolio asset size or not recognized sufficient revenues to produce meaningful profit margin percentages, the Board concluded that the Adviser’s profits were reasonable in light of the services provided to the T. Rowe Price funds.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract or otherwise from any economies of scale realized by the Adviser. Under the Advisory Contract, the fund pays a fee to the Adviser for investment management services based on the fund’s average daily net assets and the fund pays its own expenses of operations (subject to contractual expense limitations). In addition, the Adviser may voluntarily waive all or a portion of the advisory fee it is entitled to receive from the fund or reimburse all or a portion of the fund’s operating expenses in an effort to maintain a zero or positive net yield for the fund. Assets of the fund are included in the calculation of the group fee rate, which serves as a component of the management fee for many other T. Rowe Price funds and declines at certain asset levels based on the combined average net assets of most of the T. Rowe Price funds (including the fund). Although the fund does not have a group fee component to its management fee, its assets are included in the calculation because certain resources utilized to operate the fund are shared with other T. Rowe Price funds. The fund’s shareholders also benefit from potential economies of scale through contractual expense limitations and a decline in certain operating expenses as the fund grows in size. The Board concluded that the advisory fee structure for the fund provided for a reasonable sharing of benefits from any economies of scale and that the advisory fee structure continued to be appropriate.

Fees and Expenses

The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, actual management fees, nonmanagement expenses, and total expenses of the Investor Class of the fund with a group of competitor funds selected by Broadridge (Expense Group) and (ii) actual management fees, nonmanagement expenses, and total expenses of the Investor Class of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Adviser after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflect the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the first quintile (Expense Group), the fund’s actual management fee rate ranked in the first quintile (Expense Group and Expense Universe), and the fund’s total expenses ranked in the second quintile (Expense Group and Expense Universe).

The Board also reviewed the fee schedules for other investment portfolios with similar mandates that are advised or subadvised by the Adviser and its affiliates, including separately managed accounts for institutional and individual investors; subadvised funds; and other sponsored investment portfolios, including collective investment trusts and pooled vehicles organized and offered to investors outside the United States. Management provided the Board with information about the Adviser’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the proprietary mutual fund business. The Board considered information showing that the Adviser’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Adviser’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Adviser to manage its mutual fund business versus managing a discrete pool of assets as a subadviser to another institution’s mutual fund or for an institutional account and that the Adviser generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients, including subadvised funds.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price State Tax-Free Funds, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	October 18, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	October 18, 2022

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	October 18, 2022